Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                     Financial Statements for the Year Ended
                                December 31, 1997


                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

February 23, 1998

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

Investment returns were generally quite favorable during 1997. U.S. large capitalization stocks as measured by the Standard & Poor's 500 Index registered a return in 1997 of more than 33%, bringing the five-year annual average returns for that Index to over 20%. During the last year, both U.S. bonds as reflected in the Lehman Aggregate Index and hedged international bonds as reported by the J.P. Morgan Non-U.S.Hedged Index recorded returns in the vicinity of 10-11%. It has generally been an exceedingly favorable period for investors.

Standish, Ayer & Wood has also had a successful year. Our assets under management grew from $30.6 billion at the beginning of the year to about $39.3 billion at the end of 1997. This growth reflected new assets under management, market appreciation, and the absence of any significant turnover of existing clients. The Standish Funds grew from $4.2 billion to $5.7 billion during the year. We were particularly pleased that 75% of the mutual fund purchases during the year represented additions from our existing clients.

We have also grown significantly as an enterprise. At the end of 1997, our organization had 232 employees versus 213 at the beginning of the year. Our 82 investment officers have average experience of 16 years. Of the 82 officers, 46 hold advanced degrees (typically an MBA) and 55 have some advanced professional accreditation (virtually all Chartered Financial Analysts).

While the corporate structure remains unchanged, a number of important developments among new directors took place during the year. In March 1997, Jim Sweeney elected to take early retirement. In November, Tom Sorbo joined Standish as a shareholder/director in order to head up our marketing and sales activities. Tom had previously served with distinction at Travelers and Stein, Roe & Farnham.

Four other changes in our shareholders and directors were effective at the end of 1997. Walter Cabot reached the age at which he must step down as a shareholder, but we are pleased that he will continue as our Senior Advisor. We elected three new shareholder/directors, namely Chuck Cook of our international fixed income team, Joe Corrado as director of equity research, and Mike Thompson, one of the senior members of our insurance company investment management effort. We also elected six new associate directors, eighteen new vice presidents, and twelve new assistant vice presidents.

During 1997 we introduced a number of new products including "diversified income" portfolios that combine higher yielding domestic bonds, emerging market bonds, and higher grade international bonds. By the end of the year, we managed a number of separate accounts as well as the Standish Diversified Income Fund with assets of about $27 million. We have also developed a growth equity strategy and a global small cap discipline to complement the highly successful start up on our international small cap style. Some of the disciplines we introduced in 1996, such as duration neutral bonds and Small Cap Equity Fund II, continue to be successful.

As we look ahead, there are ample numbers of challenges for investors and investment managers. We believe that we have a good understanding of what has produced our past business and investment success and a clear vision of our future. We consider that we have a set of competitive advantages that includes:

      o A long history of stability of ownership, personnel, investment philosophy, and clientele.

      o Critical mass to enable us to provide risk control, compliance, technology, and deep investment research.

      o An exclusive focus on investment management and a dedication to serving our existing clients.

      o A team effort which ensures our clients are receiving not just the work of one individual but the benefits of Standish as an organization.

      o Well-defined and disciplined investment philosophies which have historically added reasonably consistent increments of return.

      o     A dedication to in-depth communication with our clients.

We remain confident that we have the people, resources, investment technology, and organizational stability to succeed. We are working hard to fulfill your expectations in the years ahead, and we are optimistic that we can achieve our mutual objectives.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                              Management Discussion

1997 was an excellent year for the portfolio. For the year the STAR Fund returned 5.94%, outperforming the 5.07% return of the IBC Donoghue Money Average by 87 basis points. The structure of the Fund benefited from the steepness in the short end of the yield curve, allowing it to outperform money markets with minimal additional volatility. However, unlike money markets, the Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested.

The short end of the market in 1997 performed very similarly to 1996. The first half of 1997 was characterized by rising interest rates as strong economic growth fueled inflation fears, prompting the Federal Reserve to raise short term interest rates by 25 basis points. During this period the yield on the one year treasury note rose to 6.08%, up from 5.60% at the beginning of the year. The second half of the year saw yields decline due to benign inflation and a "flight to quality" trade due to unrest in Asia and U.S. equity markets. The yield on the one year treasury note traded as low as 5.29% in October before rising to 5.5% at year end. Short-term securities also benefited from technical aspects as declining budget deficits resulted in a reduced supply of short maturity treasury notes and bills.

Throughout 1997 the average maturity of the Fund was held fairly constant at approximately one year. Our general strategy is to avoid making major changes in duration over the short term, having a longer term outlook and making modest changes as conditions warrant. While causing underperformance in the first quarter, the duration and curve management of the Fund were dominant contributors of the excess performance for the year. These components contributed approximately two-thirds of the excess return, with sector and security selection providing the remainder.

The Fund maintained approximately 80% in non-government holdings throughout the year. Performance was positively impacted by this spread product, particularly during the first half as spreads were stable to tighter. Tighter spreads continued into the third quarter but began widening in September under quarter end pressures and rising concerns over Asia. The continued Asian problems and resulting volatility in U.S. equity markets on top of year end "window dressing" and profit taking caused spread products to further underperform in the fourth quarter. Throughout the first half of the year any spread widening was used as an opportunity to add to corporate and asset backed exposure. By the end of the third quarter we were more cautious on corporates, which typically underperform in the fourth quarter, and focused on governments, asset backeds and short-term, well-structured CMOs.

For the year, the securitized sector (particularly asset backeds) was a significant contributor to the income and total return of the Fund. We continue to believe that the sector represents value for high quality, short-term paper -- but an area that requires constant monitoring and analysis. The single largest sector contribution to performance for the year came from floating rate notes. The wide differential between short term treasuries and LIBOR (i.e., the "TED" spread) has made LIBOR-based floaters an attractive yield vehicle. With low price volatility and short-durations, floaters were an ideal fit for the Fund.

In a somewhat volatile environment, the Fund fared exceptionally well. With the current choppy market swings, we have a positive outlook on the opportunities for short duration portfolios. We are dedicated in our efforts to add value for our shareholders and appreciate your continued support.

Sincerely,


/s/ Barbara J. McKenna               /s/ Jennifer A. Pline

Barbara J. McKenna                   Jennifer A. Pline

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

       Comparison of Change in Value of $1,000,000 Investment in Standish
              Short-Term Asset Reserve Fund and IBC Donoghue Index

                               [Graphic Omitted]

[The following table was originally a mountain graph in the printed materials.]

                    Standish     IBC Donoghue
                    STAR Fund    Index
                    ---------    ------------
Inception 1/3/89    1000000      1000000
1/31/89             1005600      1007100
2/28/89             1010089      1013646
3/30/89             1015754      1021350
4/30/89             1027279      1029010
5/31/89             1037566      1037036
6/30/89             1051606      1044607
7/31/89             1063908      1052232
8/31/89             1062778      1059703
9/30/89             1069559      1067227
10/31/89            1082056      1074698
11/30/89            1089131      1081791
12/31/89            1095012      1089039
1/31/90             1097612      1096226
2/28/90             1104281      1102694
3/30/90             1109701      1109861
4/30/90             1113371      1116854
5/31/90             1127304      1124113
6/30/90             1138171      1131195
7/31/90             1149490      1138548
8/31/90             1154650      1145835
9/30/90             1163002      1152824
10/31/90            1169373      1160087
11/30/90            1181649      1167047
12/31/90            1193350      1174166
1/31/91             1202052      1181094
2/28/91             1209627      1186881
3/31/91             1218431      1193053
4/30/91             1228855      1198780
5/31/91             1235455      1204414
6/30/91             1242382      1209834
7/31/91             1252919      1215399
8/31/91             1265366      1220990
9/30/91             1275024      1226240
10/31/91            1286814      1231513
11/30/91            1296627      1236316
12/31/91            1305613      1241138
1/31/92             1303945      1245482
2/29/92             1310047      1249218
3/31/92             1316574      1253216
4/30/92             1324245      1256975
5/31/92             1333962      1260746
6/30/92             1344076      1264276
7/30/92             1344676      1267816
8/31/92             1351987      1271113
9/30/92             1360161      1274163
10/31/92            1353218      1277221
11/30/92            1352389      1280159
12/31/92            1362353      1283231
1/31/93             1374096      1286311
2/28/93             1382891      1289012
3/31/93             1388260      1291977
4/30/93             1395987      1294819
5/31/93             1396818      1297668
6/30/93             1403584      1300523
7/31/93             1407996      1303384
8/31/93             1415953      1306251
9/30/93             1420485      1309125
10/31/93            1424728      1312136
11/30/93            1427046      1315023
12/31/93            1431637      1318047
1/31/94             1439587      1321079
2/28/94             1437189      1323853
3/31/94             1432455      1327030
4/30/94             1430065      1330348
5/31/94             1430865      1334206
6/30/94             1433312      1338209
7/31/94             1442707      1342491
8/31/94             1448863      1347055
9/30/94             1452009      1351635
10/31/94            1456658      1356636
11/30/94            1457963      1361792
12/31/94            1464055      1367375
1/31/95             1474266      1373391
2/28/95             1486063      1379160
3/31/95             1494313      1385642
4/30/95             1503807      1392016
5/31/95             1517571      1398558
6/30/95             1526043      1404852
7/31/95             1533692      1411454
8/31/95             1541387      1417806
9/30/95             1549702      1423902
10/31/95            1559695      1430168
11/30/95            1568926      1436317
12/31/95            1578991      1442637
1/31/96             1589988      1448841
2/29/96             1591780      1454346
3/31/96             1596122      1460163
4/30/96             1602020      1465858
5/31/96             1608016      1471135
6/30/96             1617038      1476873
7/31/96             1623946      1482928
8/31/96             1630988      1489008
9/30/96             1641397      1494964
10/31/96            1653610      1501093
11/30/96            1662341      1507098
12/31/96            1667703      1513277
1/31/97             1675743      1519481
2/28/97             1680058      1525103
3/31/97             1684069      1531356
4/30/97             1694531      1537635
5/31/97             1705434      1544095
6/30/97             1714435      1550424
7/31/97             1725503      1557090
8/31/97             1732316      1563786
9/30/97             1743424      1570197
10/31/97            1753023      1576792
11/30/97            1758162      1583257
12/31/97            1766688      1590065

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                       Statement of Assets and Liabilities
                                December 31, 1997
--------------------------------------------------------------------------------

Assets

   Investments at value (Note 1A) (identified cost, $245,907,796)                                      $ 246,021,693
   Cash                                                                                                       46,288
   Interest and dividends receivable                                                                       2,218,859
   Receivable for Fund shares sold                                                                             8,000
   Prepaid expenses                                                                                            2,873
                                                                                                       -------------
       Total assets                                                                                      248,297,713

Liabilities
   Payable for Fund shares redeemed                                                  $ 2,150,000
   Distribution payable                                                                  342,069
   Accrued accounting, custody and transfer agent fees                                    18,511
   Accrued trustees fees (Note 3)                                                          4,471
   Accrued expenses and other liabilities                                                 25,661
                                                                                     -----------

       Total liabilities                                                                                   2,540,712
                                                                                                       -------------
Net Assets                                                                                             $ 245,757,001
                                                                                                       =============
Net Assets consist of
   Paid-in capital                                                                                     $ 257,120,139
   Distributions in excess of net investment income                                                         (159,329)
   Accumulated net realized loss                                                                         (11,317,706)
   Net unrealized appreciation                                                                               113,897
                                                                                                       -------------
       Total Net Assets                                                                                $ 245,757,001
                                                                                                       =============

Shares of beneficial interest outstanding                                                                 12,616,483
                                                                                                       =============

Net asset value, offering price and redemption price per share
   (Net assets/Shares outstanding)                                                                     $       19.48
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                            Statement of Operations
                          Year Ended December 31, 1997
--------------------------------------------------------------------------------


Investment Income
   Interest income                                                                                      $ 14,450,396
   Miscellaneous income                                                                                      121,700
                                                                                                        ------------

       Total investment income                                                                            14,572,096

Expenses
   Investment advisory fee (Note 3)                                                       $ 582,254
   Accounting, custody and transfer agent fees                                              146,146
   Legal fees                                                                                45,466
   Audit services                                                                            21,272
   Registration fees                                                                         21,212
   Trustees fees (Note 3)                                                                    15,312
   Insurance expense                                                                          8,750
   Miscellaneous                                                                              9,440
                                                                                          ---------

       Total expenses                                                                                        849,852
                                                                                                        ------------

          Net investment income                                                                           13,722,244
                                                                                                        ------------

Realized and Unrealized Gain (Loss) on
Investments
   Net realized gain (loss)
       Investment security transactions                                                    (544,274)
                                                                                          ---------

          Net realized loss                                                                                 (544,274)

   Change in unrealized appreciation (depreciation)
       Investment securities                                                                355,566
                                                                                          ---------

          Net change in unrealized appreciation (depreciation)                                               355,566
                                                                                                        ------------

       Net realized and unrealized loss                                                                     (188,708)
                                                                                                        ------------

Net increase in net assets from operations                                                              $ 13,533,536
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               Year Ended          Year Ended
                                                                              December 31,        December 31,
                                                                                  1997                1996
                                                                              -------------       -------------
Increase (decrease) in net assets
From operations
   Net investment income                                                      $  13,722,244       $  14,723,582
   Net realized loss                                                               (544,274)           (378,935)
   Change in unrealized appreciation (depreciation)                                 355,566            (495,240)
                                                                              -------------       -------------
   Net increase in net assets from operations                                    13,533,536          13,849,407
                                                                              -------------       -------------

Distributions to Shareholders
   From net investment income                                                   (13,714,508)        (14,723,192)
                                                                              -------------       -------------
   Total distributions to shareholders                                          (13,714,508)        (14,723,192)
                                                                              -------------       -------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                             227,565,089         190,145,017
   Net asset value of shares issued to shareholders in
      payment of distributions declared                                           9,749,484          10,684,739
   Cost of shares redeemed                                                     (185,450,205)       (249,381,886)
                                                                              -------------       -------------
   Net increase (decrease) in net assets from Fund share transactions            51,864,368         (48,552,130)
                                                                              -------------       -------------

   Net increase (decrease) in net assets                                         51,683,396         (49,425,915)

Net Assets
   At beginning of period                                                       194,073,605         243,499,520
                                                                              -------------       -------------

   At end of period (including distributions in excess of net
      investment income of $159,329 and $131,818, respectively)               $ 245,757,001       $ 194,073,605
                                                                              =============       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                        ------------------------------------------------------------------------
                                          1997             1996            1995           1994            1993
                                        --------         ---------       --------       ---------       --------

Net asset value, beginning of
   period                               $  19.50         $   19.55       $  19.22       $   19.79       $  19.96
                                        --------         ---------       --------       ---------       --------

Income from investment operations
   Net investment income                    1.15              1.11           1.13            1.01           1.31
   Net realized and unrealized
      gain (loss) on investments           (0.02)            (0.04)          0.33           (0.57)         (0.17)
                                        --------         ---------       --------       ---------       --------
Total from investment operations            1.13              1.07           1.46            0.44           1.14
                                        --------         ---------       --------       ---------       --------

Less distributions to shareholders
   From net investment income              (1.15)            (1.12)         (1.12)          (1.01)         (1.31)
   In excess of net investment
      income                                  --                --          (0.01)             --             --
                                        --------         ---------       --------       ---------       --------
   Total distributions to
      shareholders                         (1.15)            (1.12)         (1.13)          (1.01)         (1.31)
                                        --------         ---------       --------       ---------       --------
   Net asset value, end of period       $  19.48         $   19.50       $  19.55       $   19.22       $  19.79
                                        ========         =========       ========       =========       ========
Total return                                5.94%             5.62%          7.85%           2.27%          5.08%

Ratios (to average daily net assets)/Supplemental Data

   Expenses                                 0.36%             0.35%          0.33%           0.33%          0.33%
   Net investment income                    5.89%             5.75%          5.95%           5.24%          5.82%

   Portfolio Turnover                        119%              156%           208%            154%           182%

   Net assets, end of period
      (000's omitted)                   $245,757         $ 194,074       $243,500       $ 277,017       $275,080

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                            Expected
                                                            Maturity                          Par         Value
Security                                         Rate      (Unaudited)       Maturity        Value      (Note 1A)
---------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES -- 92.5%

Asset Backed -- 35.9%
ACC Automobile Receivables Trust                6.700%     02/17/1999       12/17/2003     5,694,191  $    5,736,008
Advanta Home Equity Trust Loan 1993-4 A1        5.500%     04/15/2000       03/25/2010       558,881         542,463
Aircraft Lease Portfolio Trust 1994-1 A2        7.150%     02/28/1998       09/15/2004     5,350,143       5,330,080
Auto Finance Group 97 A                         6.350%     12/01/1998       10/15/2002     4,059,406       4,067,017
Beneficial CA, Inc. Home Equity 1994-1 B(a)     6.288%     02/28/1998       03/29/2044     1,699,392       1,701,516
Capital Home Equity 1992-1(a)                   6.300%     07/20/1997       12/25/2012        63,011          63,011
Case Equipment Loan Trust 1997-B C              6.410%     04/01/1999       09/15/2004     6,204,517       6,217,120
Charter Financial Corp 1994-1A                  7.400%     02/28/1998       10/25/2001       892,861         898,806
Choice Credit Card Trust 1992-2B                7.200%     03/15/1998       03/15/1998     7,000,000       7,015,260
Contimortgage Home Equity 1994-5 A2             9.070%     02/15/1998       10/15/2009       227,810         228,380
Contimortgage Home Equity 1997-2 A2             6.400%     05/01/1998       01/15/2012     6,000,000       5,986,875
Contimortgage Home Equtiy 1994-4A               7.960%     02/28/1998       09/15/2009     1,771,625       1,779,930
Continental Mortgage Home Equity 1996-4 A2      6.230%     02/05/1998       10/15/2011       597,115         596,089
Equacredit Home Equity 1993-4                   5.725%     06/15/1999       12/15/2008     1,491,095       1,462,205
Equacredit Home Equity 1994-1A                  5.800%     08/30/1999       03/15/2009       483,710         475,547
Greentree Home Equity 1997-3                    6.490%     11/01/1998       07/15/2028     4,000,000       4,008,720
Greentree Home Equity 1997-D A3                 6.390%     08/01/1999       09/15/2028     4,000,000       4,003,750
Greentree Home Equity 1997-D M2                 6.160%     09/15/1998       09/15/2028     4,000,000       3,997,500
Home Equity Loan Trust 1992-2 A1(a)             5.860%     02/20/1998       10/20/2007       339,668         339,668
Home Equity Loan Trust 1992-2A                  6.650%     02/15/1999       11/20/2012       519,091         518,603
IMC Home Equity Loan 1997-2 A2                  6.700%     06/25/1999       11/20/2011     1,750,000       1,752,734
Merrill Lynch Home Equity 1993-1B(a)            6.620%     02/15/1998       02/15/2003     1,311,476       1,313,115
National Auto Finance                           6.350%     03/01/1999       11/21/2003     6,268,935       6,280,935
Option One CTS ARM Trust 96-1 A2                6.048%     02/25/1998       04/25/2026     1,815,326       1,818,163
OSCC Home Equity Trust 1992-4 Cl A              6.550%     01/25/1999       11/25/2007       408,913         409,169
Premier Auto Trust 1997-2 A2                    6.010%     07/10/1998       11/06/1999     6,000,000       6,000,000
Security Pacific Home Equity Cl 1991-2 B        8.150%     02/15/1998       06/15/2020     1,476,450       1,485,909
Standard Credit Card 1994-3 B                   7.000%     04/07/1999       04/07/2001     2,000,000       2,017,500
The Money Store Home Equity 1994-A A1           4.875%     02/15/1998       03/15/2008       413,085         411,536
World Omni Auto Lease                           6.300%     03/15/1998       06/25/2002     7,968,256       7,975,665
World Omni Auto Lease                           6.850%     09/15/1999       11/15/2002     3,748,043       3,769,126

                                                                                                      --------------
Total Asset Backed (Cost $88,256,381)                                                                     88,202,400
                                                                                                      --------------

Collateralized Mortgage Obligations -- 7.5%
Ge Capital Mtg 97-9 Pb Pac                      6.750%     01/01/2000       10/25/2027     4,790,000       4,815,447
Norwest Asset Sec Corp. 1997-14                 6.750%     02/01/2000       09/25/2027     3,993,040       4,015,501
Residential Funding 1997-12                     6.700%     10/15/2000       08/25/2027     4,405,000       4,487,594
Residential Funding 97-hs5 A2                   6.560%     12/01/1998       05/25/2027     5,000,000       4,989,063

                                                                                                      --------------
Total Collateralized Mortgage
Obligations (Cost $18,271,597)                                                                            18,307,605
                                                                                                      --------------

Corporate -- 39.8%

Capital Goods -- 1.6%

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                            Expected
                                                            Maturity                          Par         Value
Security                                         Rate      (Unaudited)       Maturity        Value      (Note 1A)
---------------------------------------------------------------------------------------------------------------------

Capital Goods (continued)
Lockheed Martin Medium Term Notes               6.625%                      06/15/1998     4,000,000  $    4,013,200
                                                                                                      --------------

Consumer Stable -- 3.3%
Great Atlantic & Pacific Tea                    9.125%                      01/15/1998     8,000,000       8,005,199
                                                                                                      --------------

Early Cyclical -- 1.2%
Chrysler Corp. Med Term Notes                   6.230%                      07/17/1998     3,000,000       3,004,620
                                                                                                      --------------

Financial -- 28.6%
American Express Centuri Bank(a)                6.100%                      07/12/1999     2,500,000       2,509,850
American General Finance Corp. Senior Notes     7.250%                      03/01/1998     5,000,000       5,007,350
BankBoston(a)                                   5.925%                      08/28/1998     3,000,000       2,997,690
Banponce Corp. Medium Term Notes                6.270%                      03/04/1999     6,400,000       6,406,746
Bear Stearns Co.                                7.625%                      09/15/1999     1,000,000       1,022,810
Bear Stearns Co.(a)                             5.800%                      01/14/1999     2,800,000       2,786,000
Beneficial Corp. Medium Term Notes              8.170%                      11/09/1999     3,950,000       4,099,903
Dean Witter Discover(a)                         5.630%                      03/10/1999     2,800,000       2,753,940
Ford Motor Credit Corp.(a)                      5.650%                      11/09/1998     2,800,000       2,812,684
Ford Motor Credit F Float(a)                    6.125%                      02/22/1999     3,000,000       3,009,030
Goldman Sachs Group L.P. 144A(a)                6.100%                      04/15/1998     2,000,000       1,998,360
Goldman Sachs, Inc. 144A(a)                     6.213%                      01/26/1999     3,000,000       3,008,400
Greentree Financial Corp.                       6.100%                      04/15/2018       717,426         715,180
Huntington Bank Medium Term Notes               6.150%                      01/07/1999     1,550,000       1,552,227
Lehman Brothers Holdings                        8.375%                      02/15/1999     3,100,000       3,167,797
Lehman Brothers Medium Term Notes               6.780%                      05/06/1999     4,000,000       4,037,440
MBNA Corp. Medium Term Notes(a)                 5.885%                      05/05/1999     3,000,000       3,011,670
Morgan Stanley                                  9.250%                      03/01/1998     2,275,000       2,286,716
MTN-MBNA American Bank                          7.120%                      04/12/1999     2,450,000       2,486,579
Provident Bank Of Ohio                          6.125%                      12/15/2000     4,000,000       3,981,320
Salomon, Inc.                                   9.375%                      04/15/1998     5,000,000       5,043,550
Sovereign Bancorp                               6.750%                      07/01/2000     4,555,000       4,587,523
USF&G Corp.                                     7.000%                      05/15/1998     1,025,000       1,028,137
                                                                                                      --------------
                                                                                                          70,310,902
                                                                                                      --------------

Real Estate -- 3.1%
Taubman Realty Group, REIT                      8.000%                      06/15/1999     1,000,000       1,022,400
Wellsford Residential Property, REIT            6.195%                      11/24/1999     6,500,000       6,504,420
                                                                                                      --------------
                                                                                                           7,526,820
                                                                                                      --------------

Services -- 2.0%
Cox Enterprises 144A Deb Notes                  6.250%                      08/26/1999     5,000,000       5,014,143
                                                                                                      --------------

Total Corporate (Cost $97,711,029)                                                                        97,874,884
                                                                                                      --------------

Government/Other -- 2.2%

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                            Expected
                                                            Maturity                          Par         Value
Security                                         Rate      (Unaudited)       Maturity        Value      (Note 1A)
---------------------------------------------------------------------------------------------------------------------

Australia -- 1.4%
St. George Build So SF '97(a)                   6.563%     01/09/1999       07/14/2000     3,428,600  $    3,444,347
                                                                                                      --------------

Yankee Bonds -- 0.8%
St. Georges Bank 144A Notes                     6.875%                      04/01/1999     1,800,000       1,814,238
                                                                                                      --------------

Total Government/Other (Cost
$5,251,336)                                                                                                5,258,585
                                                                                                      --------------

Non-Agency -- 2.6%

Pass Thru Securities -- 2.6%
Resolution Trust Corp. 1992-7 A3(a)             7.512%     01/30/1998       03/25/2022       617,757         615,054
Resolution Trust Corp. 1992-12 A-A2             7.500%     02/15/1998       08/25/2023       346,216         346,757
Resolution Trust Corp. 1992 Cl B                7.150%     02/28/1998       12/25/2020     1,473,798       1,473,798
Resolution Trust Corp. 1994 C1 D                8.000%     07/01/1999       06/25/2026     3,945,354       4,016,864

                                                                                                      --------------
Total Non-Agency (Cost $6,474,338)                                                                         6,452,473
                                                                                                      --------------

U.S. Government Agency -- 2.9%

Pass Thru Securities -- 2.9%
FHLMC(a)                                        7.816%     05/01/1998       02/01/2023       318,297         331,127
FHLMC Gold                                      7.000%     02/22/1999       08/01/1999     1,840,929       1,858,763
                                                                            02/01/2000 -
FHLMC Gold 5 Yr                                 8.000%     05/22/1999       07/01/2000     2,772,973       2,837,097
FHLMC Gold 5Yr                                  5.500%     04/22/1998       10/01/1998     2,172,084       2,161,201

                                                                                                     ---------------
Total U.S. Government Agency (Cost $7,211,810)                                                             7,188,188
                                                                                                     ---------------

U.S. Treasury Obligations -- 1.6%

Treasury Notes -- 1.6%
U.S. Treasury Note                              5.625%                      11/30/1998     2,125,000       2,125,000
U.S. Treasury Note                              5.750%                      12/31/1998     1,610,000       1,612,270
U.S. Treasury Note                              6.125%                      03/31/1998       180,000         180,281

                                                                                                     ---------------
Total U.S. Treasury Obligations (Cost $3,911,298)                                                          3,917,551
                                                                                                     ---------------

TOTAL BONDS AND NOTES (COST $227,087,789)                                                                227,201,686
                                                                                                     ---------------

SHORT-TERM INVESTMENTS -- 7.6%

Commercial Paper -- 4.8%
Ciesco Corp., 1/5/98                                                                       2,750,000       2,747,708
RR Donnelley, 1/2/98                                                                       2,386,000       2,385,119
Goldman Sachs, 1/5/98                                                                      6,700,000       6,694,137
                                                                                                     ---------------
                                                                                                          11,826,964
                                                                                                     ---------------

    The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------


                                                                                              Par         Value
Security                                                                                     Value      (Note 1A)
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.8%

Prudential-Bache Repurchase Agreement, dated 12/31/97, due 1/2/98, with a maturity value of $6,995,400 and an effective yield of 6.07%, collateralized by a U.S. Treasury Bond and a U.S. Government Agency Obligation with rates ranging from 8.033% to 11.25%, with maturity dates ranging from 2/15/15 to 1/1/24 and
with an aggregate market value of $7,132,927.                                                              6,993,043
                                                                                                     ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $18,820,007)                                                           18,820,007
                                                                                                     ---------------

TOTAL INVESTMENTS -- 100.1% (COST $245,907,796)                                                      $   246,021,693

Other Assets, Less Liabilities -- (0.1)%                                                                    (264,692)
                                                                                                     ===============

NET ASSETS -- 100%                                                                                   $   245,757,001
                                                                                                     ===============

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
OSCC - Old Stone Credit Corporation
(a) Variable Rate Security; rate indicated is as of 12/31/97.

    The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase agreements

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income

      Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premiums on debt securities when required for federal income tax purposes.

      D. Federal taxes

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1997, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,071,161, $1,512,610, $5,263,400, $568,968, $277,757
      and $381,998 which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004 and December 31, 2005, respectively. The Fund elected to defer to its fiscal year ending December 31, 1998, $204,924 of losses recognized during the period of November 1, 1997 to December 31, 1997.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Distributions to Shareholders:

      Dividends on shares of the Fund are declared daily from net investment income and distributed monthly. Net capital gains, if any, are distributed annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment and accumulated net realized gain
      (loss).

(3)   Investment Advisory Fee:

      The investment advisory fee is paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, monthly at the annual rate of 0.25% of the Fund's average daily net assets. The advisory agreement provides that if the total operating expenses (excluding brokerage, taxes and extraordinary expenses) of the Fund in any fiscal year exceed 0.50% of the Fund's average daily net assets, the compensation due to SA&W shall be reduced by the amount of the excess. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations were as follows:

                                                                      Purchases         Sales
                                                                    -------------   -------------
      U.S. Government Securities.................................    $ 62,391,519    $ 91,446,588
                                                                    =============   =============
      Investments (non-U.S. Government Securities)...............    $290,358,628    $225,656,524
                                                                    =============   =============

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    Year ended           Year ended
                                                                 December 31, 1997    December 31, 1996
                                                                 -----------------    -----------------
      Shares sold..............................................      11,681,922            9,748,426
      Shares issued to shareholders in payment of distributions
         declared..............................................         500,402              548,316
      Shares redeemed..........................................      (9,519,545)         (12,798,043)
                                                                    -----------          -----------
      Net increase/(decrease)..................................       2,662,779           (2,501,301)
                                                                    ===========          ===========

      At December 31, 1997, three shareholders were record owners of approximately 16%, 12% and 10%, respectively, of the total outstanding shares of the Fund.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

      Aggregate Cost............................................   $245,907,796
                                                                   ============

      Gross unrealized appreciation............................         453,837
      Gross unrealized depreciation............................        (339,940)
                                                                   ============
      Net unrealized appreciation (depreciation)...............    $    113,897

(7)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding written option contracts at December 31, 1997.

(8)   Subsequent Event:

      At the close of business, January 2, 1998, the Fund transferred, at market value, all of its investable assets in the Standish Short-Term Asset Reserve Portfolio, a series investment company of Standish, Ayer & Wood Master Portfolio, in exchange for an interest in the Portfolio.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Supplementary Information (Unaudited):

      On December 17, 1997, a special meeting of Fund shareholders was held at which shareholders: (1) adopted a new investment policy that authorized the Fund to invest all of its investable assets in the Portfolio and amended certain investment restrictions that would permit such investment;
      (2) authorized the Portfolio to vote as a holder of an interest in the Portfolio (a) to elect trustees of Standish, Ayer & Wood Master Portfolio,
      (b) to ratify the selection of accountants of the Portfolio and (c) to approve an investment advisory agreement between the Portfolio and SA&W; and (3) to amend and restate the Fund's investment restrictions. The shareholder vote approving each of these proposals was as follows:

      Proposal 1
               FOR:           7,861,612.429 (100% of the shares represented and outstanding)
                            ---------------
               AGAINST:                   0 (0% of the shares represented and outstanding)
                            ---------------
               ABSTAIN:                   0 (0% of the shares represented and outstanding)
                            ---------------

      Proposal 2(a)
               FOR:           7,861,612.429 (100% of the shares represented and outstanding)
                            ---------------
               AGAINST:                   0 (0% of the shares represented and outstanding)
                            ---------------
               ABSTAIN:                   0 (0% of the shares represented and outstanding)
                            ---------------

      Proposal 2(b)
               FOR:           7,150,878.114 (90.96% of the shares represented and outstanding)
                            ---------------
               AGAINST:         710,734.315 (9.04% of the shares represented and outstanding)
                            ---------------
               ABSTAIN:                   0 (0% of the shares represented and outstanding)
                            ---------------

      Proposal 2(c)
               FOR:           7,861,612.429 (100% of the shares represented and outstanding)
                            ---------------
               AGAINST:                   0 (0% of the shares represented and outstanding)
                            ---------------
               ABSTAIN:                   0 (0% of the shares represented and outstanding)
                            ---------------

      Proposal 3
               FOR:           7,801,948.029 (99.24% of the shares represented and outstanding)
                            ---------------
               AGAINST:                   0 (0% of the shares represented and outstanding)
                            ---------------
               ABSTAIN:          59,664.400 (0.76% of the shares represented and outstanding)
                            ---------------

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund (the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 19, 1998

                      [this page intentionally left blank]

                                [STANDISH LOGO]


                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795